UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 1, 2015

Dominion Midstream Partners, LP

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36684	46-5135781
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

Contribution Agreement

On April 1, 2015, Dominion Midstream Partners, LP (the “Partnership”) entered into a Purchase, Sale and Contribution Agreement (the “Contribution Agreement”) with Dominion Resources, Inc. (“Dominion”) and Dominion MLP Holding Company II, Inc. (“Holdco”), a wholly owned subsidiary of Dominion. Pursuant to the terms of the Contribution Agreement, Holdco sold and contributed to the Partnership and the Partnership purchased from Holdco all of the issued and outstanding membership interests of Dominion Carolina Gas Transmission, LLC (successor by statutory conversion to and formerly known as Carolina Gas Transmission Corporation) (“DCGT”). Under the Contribution Agreement, the Partnership became the sole member of DCGT in exchange for (i) a senior unsecured promissory note (the “Note”) of the Partnership in the initial principal amount of $295,331,972 (the “Initial Principal Amount”) payable to Holdco and (ii) 5,112,139 common units representing limited partner interests in the Partnership (“Common Units”) issued to Holdco (collectively, the “Transaction”). The market value of the Common Units issued in the Transaction was $200,000,000, determined as provided in the Contribution Agreement.

DCGT is an interstate natural gas transportation company that delivers natural gas to wholesale and direct industrial customers throughout South Carolina. Dominion acquired all of the issued and outstanding stock of DCGT’s predecessor from SCANA Corporation on January 31, 2015 pursuant to a Stock Purchase Agreement dated December 15, 2014 between Dominion and SCANA Corporation (the “Original Purchase Agreement”).

The Initial Principal Amount of the Note will automatically increase or decrease based on any post-closing adjustments made under the Original Purchase Agreement. The amount of the post-closing adjustments is not expected to be material. Interest on the Note will accrue on the unpaid principal balance at the annual rate of 0.6%. The Note will become due and payable in full on April 7, 2017 although this maturity date may be extended to October 1, 2017 by the Partnership as long as no event of default has occurred or is continuing.

The Transaction was evaluated for its fairness and approved by the conflicts committee of the Board of Directors (the “Conflicts Committee”) of Dominion Midstream GP, LLC, the general partner of the Partnership (the “General Partner”). The Conflicts Committee, which is composed entirely of independent directors, retained independent legal counsel to assist it in evaluating the Transaction.

Each of the General Partner and Holdco is a direct or indirect wholly owned subsidiary of Dominion. As a result, certain individuals, including officers and directors of Dominion, Holdco, the General Partner and DCGT, serve as officers and/or directors of more than one of such other entities. In addition, upon the consummation of the Transaction, Dominion indirectly holds (i) 16,959,928 Common Units and 31,972,789 subordinated units, representing an aggregate 70.9% limited partner interest in the Partnership through its subsidiaries and (ii) a non-economic general partner interest and incentive distribution rights in the Partnership through its indirect ownership of the General Partner.

A copy of the Contribution Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.

A copy of the Note is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.

Registration Rights Agreement

On April 1, 2015, in connection with the Contribution Agreement, the Partnership entered into a registration rights agreement (the “Registration Rights Agreement”) with Holdco. Pursuant to the Registration Rights Agreement, the Partnership is

required to file a registration statement to register the Common Units issued to Holdco in the Transaction at its request. The Registration Rights Agreement also includes provisions dealing with holdback agreements, indemnification and contribution and allocation of expenses. These registration rights are transferable to affiliates and, in certain circumstances, to third parties.

The foregoing description is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is filed as Exhibit 4.1 to this Form 8-K and is incorporated in this Item 1.01 by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The description of the Contribution Agreement provided above under Item 1.01 is incorporated in this Item 2.01 by reference. A copy of the Contribution Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated in this Item 2.01 by reference. Under the Contribution Agreement, the Partnership completed the acquisition of a significant amount of assets, otherwise than in the ordinary course of business, specifically the membership interests of DCGT.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 regarding the Note entered into between the Partnership and Holdco in connection with the Transaction is incorporated by reference into this Item 2.03. Under the Note, the Partnership has become obligated on a direct financial obligation that is material to the Partnership.

Item 3.02	Unregistered Sales of Equity Securities.

The description in Item 1.01 above of the issuances by the Partnership of Common Units in connection with the consummation of the Transaction is incorporated herein by reference. The Transaction, which involved the sale of equity securities in a transaction that was not registered under the Securities Act, was undertaken in reliance upon the exemption from the registration requirements in Section 4(a)(2) of the Securities Act.

Forward-Looking Statements

This report contains statements concerning expectations, plans, objectives, future financial performance and other statements that are not historical facts. In most cases, the reader can identify these forward-looking statements by such words as “anticipate,” “estimate,” “forecast,” “expect,” “believe,” “should,” “could,” “plan,” “may,” “continue,” “target” or other similar words.

We make forward-looking statements with full knowledge that risks and uncertainties exist that may cause actual results to differ materially from predicted results. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Additionally, other factors may cause actual results to differ materially from those indicated in any forward-looking statement. These factors include but are not limited to:

•	Unusual weather conditions and their effect on energy sales to customers and energy commodity prices;

•	Extreme weather events and other natural disasters, including, but not limited to, hurricanes, high winds, severe storms, earthquakes, flooding and changes in water availability that can cause outages and property damage to facilities;

•	Federal, state and local legislative and regulatory developments, including changes in federal and state tax laws and regulations;

•	Changes to federal, state and local environmental laws and regulations, including those related to climate change, the tightening of emission or discharge limits for GHGs and other emissions, more extensive permitting requirements and the regulation of additional substances;

•	The cost of environmental compliance, including those costs related to climate change;

•	Changes in enforcement practices of regulators relating to environmental and safety standards and litigation exposure for remedial activities;

•	Changes in regulator implementation of environmental and safety standards and litigation exposure for remedial activities;

•	Difficulty in anticipating mitigation requirements associated with environmental and other regulatory approvals;

•	Fluctuations in energy-related commodity prices and the effect these could have on our earnings, liquidity position and the underlying value of our assets;

•	Counterparty credit and performance risk;

•	Employee workforce factors;

•	Risks of operating businesses in regulated industries that are subject to changing regulatory structures;

•	The ability to negotiate and consummate acquisitions, from Dominion and third parties and the impacts of such acquisitions;

•	Receipt of approvals for, and timing of, closing dates for acquisitions;

•	The timing and execution of our growth strategy;

•	Political and economic conditions, including inflation and deflation;

•	Domestic terrorism and other threats to our physical and intangible assets, as well as threats to cybersecurity;

•	The timing and receipt of regulatory approvals necessary for planned construction or any future expansion projects, including the overall development of the Liquefaction Project, and compliance with conditions associated with such regulatory approvals;

•	Changes in demand for our services, including industrial, commercial and residential growth or decline in our service areas, changes in supplies of natural gas delivered to DCGT’s pipeline and processing systems, failure to maintain or replace customer contracts on favorable terms, changes in customer growth or usage patterns, including as a result of energy conservation programs and the availability of energy efficient devices;

•	Additional competition in industries in which we operate;

•	Changes to regulated gas transportation and storage rates collected by DCGT;

•	Changes in operating, maintenance and construction costs;

•	Adverse outcomes in litigation matters or regulatory proceedings;

•	The impact of operational hazards including adverse developments with respect to pipeline safety or integrity, and other catastrophic events;

•	The inability to complete planned construction, conversion or expansion projects, including the Liquefaction Project, at all, or with the outcomes or within the terms and time frames initially anticipated;

•	Contractual arrangements to be entered into with or performed by our customers substantially in the future, including any revenues anticipated thereunder and any possibility of termination and inability to replace such contractual arrangements;

•	Capital market conditions, including the availability of credit and the ability to obtain financing on reasonable terms;

•	Fluctuations in interest rates and increases in our level of indebtedness;

•	Changes in availability and cost of capital;

•	Changes in financial or regulatory accounting principles or policies imposed by governing bodies; and

•	Conflicts of interest with Dominion and its affiliates.

Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are made. We caution the reader not to place undue reliance on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. We undertake no obligation to update any forward-looking statement to reflect developments occurring after the statement is made.

Item 9.01	Financial Statements and Exhibits.

a. Financial statements of businesses acquired.

Financial statements for DCGT will be filed as necessary by amendment within the required time period.

b. Pro forma financial information.

Pro forma financial information required by this Item will be filed as necessary by amendment within the required time period.

c. Shell company transaction.

Not Applicable

d. Exhibits.

2.1	Purchase, Sale and Contribution Agreement by and among Dominion Resources, Inc., Dominion MLP Holding Company II, Inc. and Dominion Midstream Partners, LP dated April 1, 2015 *

4.1	Form of Registration Rights Agreement by and between Dominion Midstream Partners, LP and Dominion MLP Holding Company II, Inc. dated April 1, 2015 (included as Exhibit D to Exhibit 2.1 above) *

10.1	Form of Promissory Note in the initial principal amount of $295,331,972 dated April 1, 2015 (included as Exhibit C to Exhibit 2.1 above)*

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION MIDSTREAM PARTNERS, LP

By:	Dominion Midstream GP, LLC, its general partner

/s/ Mark O. Webb
Name:	Mark O. Webb
Title:	Vice President and General Counsel

Date: April 1, 2015